UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

November 20, 2013

WILSHIRE BANCORP, INC.

(Exact name of registrant as specified in its charter)

California	000-50923	20-0711133
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3200 Wilshire Boulevard, Los Angeles,
California 90010

(Address of principal executive offices) (Zip Code)

(213) 387-3200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:  This Amendment on Form 8-K/A amends the Current Report on Form 8-K (the “Original 8-K”) filed by Wilshire Bancorp, Inc. (the “Company”) on November 20, 2013, reporting under Item 2.01 the completion of its previously announced merger (the “Merger”) with Saehan Bancorp (“Saehan”), pursuant to an Agreement and Plan of Merger and Reorganization, dated as of July 15, 2013 between the Company, WS Merger Acquisition Corp., a wholly-owned subsidiary of the Company, and Saehan.  Under Item 9.01 of the Original 8-K, the Company stated that (a) the financial statements of the business acquired will be filed by amendment no later than 71 days following the date of the Original 8-K, and (b) pro forma financial information will be filed by amendment to this Report no later than 71 days following the date of the Original 8-K.

ITEM 9.01                         FINANCIAL STATEMENTS AND EXHIBITS.

(a)                               The audited consolidated financial statements of Saehan for the fiscal years ended December 31, 2012 and December 31, 2011 are incorporated herein by reference to the Registration Statement on Form S-4 (No. 333-190971) filed with the U.S. Securities and Exchange Commission on September 3, 2013.

Unaudited selected financial information for Saehan as of and for the nine months ended September 30, 2013 and September 30, 2012 are filed as Exhibit 99.1 to this Form 8-K/A.

(b)                              The following unaudited pro forma combined condensed consolidated financial information has been prepared using the acquisition method of accounting, giving effect to the acquisitions of BankAsiana and Saehan. The unaudited pro forma combined condensed consolidated statement of financial condition combines the historical financial information of Wilshire, BankAsiana and Saehan as of September 30, 2013, and assumes that the proposed BankAsiana and Saehan acquisitions were completed on that date. The unaudited pro forma combined condensed consolidated statements of operations for the nine month period ended September 30, 2013 give effect to the completed acquisitions of BankAsiana and Saehan, as if all such transactions had been completed as of January 1, 2013.

The unaudited pro forma combined condensed consolidated financial information is presented for illustrative purposes only and does not indicate the financial results of the combined company had the companies actually been combined on the dates described above, nor is it necessarily indicative of the results of operations in future periods or the future financial position of the combined entities. The unaudited pro forma combined condensed consolidated financial information also does not consider any potential impacts of current market conditions on revenues, expense efficiencies, asset dispositions and share repurchases, among other factors.

SELECTED HISTORICAL FINANCIAL DATA OF SAEHAN

The following table presents selected historical financial information, including share and per share information as described below. The results of operations for the nine months ended September 30, 2013 are not necessarily indicative of the results of operations to be expected for the entire year.

(In thousands of dollars except share and per share data)

	As of and For the Nine Months Ended
	September 30,	September 30,
	2013	2012
Income Statement:
Interest income	$15,782	$16,278
Interest expense	3,317	4,827
Net interest income before provision for credit losses	12,465	11,451
Provision for credit losses	-	-
Noninterest income	4,233	5,519
Noninterest expense	15,738	16,813
Income before provision for income taxes	960	157
Provision for income taxes	6	1
Net income	954	156

Share Data:
Earnings per share:
Basic	$0.004	$0.000
Diluted	$0.004	$0.000
Weighted average common shares outstanding:
Basic	237,197,874	237,197,874
Diluted	237,220,491	237,221,149

Balance Sheet:
Total assets	$592,617	$618,976
Investment securities	38,128	40,106
Loans, net	406,703	349,714
Total deposits	507,719	536,775
Total shareholders’ equity	58,645	58,441

	Nine Months Ended
	September 30,	September 30,
	2013	2012
Performance Ratios:
Return on average equity[1]	2.18%	0.36%
Return on average assets[2]	0.22%	0.03%
Net interest spread[3]	2.03%	1.73%
Net interest margin[4]	3.00%	2.57%
Efficiency ratio[5]	94.32%	99.64%
Net loans to total deposits at period end	82.33%	67.66%
Dividend payout ratio	0.00%	0.00%

Capital Ratios:
Tier I capital to adjusted total assets	13.68%	12.62%
Tier I capital to total risk-weighted assets	18.27%	19.99%
Total capital to total risk-weighted assets	19.60%	21.41%

Asset Quality Ratios:
Nonperforming loans to total loans[6]	1.56%	2.28%
Nonperforming assets to total loans and other real estate owned[7]	2.93%	2.78%
Net charge-offs to average total loans	0.41%	1.16%
Allowance for loan losses to total loans at period end	2.94%	3.85%
Allowance for loan losses to nonperforming loans	187.39%	168.22%

1              Annualized net income divided by average shareholders’ equity.

2              Annualized net income divided by average total assets.

3              Represents the annualized weighted average yield on interest-earning assets less the annualized weighted average cost of interest-bearing liabilities.

4              Represents annualized net interest income as a percentage of average interest-earning assets.

5              Represents the ratio of noninterest expense to the sum of net interest income before provision for credit losses and total noninterest income excluding securities gains and losses.

6              Nonperforming loans consist of nonaccrual loans, accruing loans past due 90 days or more and restructured loans.

7              Nonperforming assets consist of nonperforming loans (see footnote 6 above) and other real estate owned.

UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED FINANCIAL INFORMATION

Unaudited pro forma combined condensed consolidated statement of financial condition as of September 30, 2013

(In thousands of dollars)

									Pro Forma
		BankAsiana Merger			Pro Forma	Saehan Merger			Combined
			Pro Forma		Combined		Pro Forma		Wilshire,
	Wilshire	BankAsiana	Merger		Wilshire &	Saehan	Merger		BankAsiana,
	Historical	Historical	Adjustments		BankAsiana	Historical	Adjustments		& Saehan
Assets:
Cash and due from banks	$92,896	$9,200	$(37,775)	a	$64,321	$14,243	$(50,407)	n	$28,157
Interest-bearing deposits, fed funds sold & CDs	55,005	7,530	-		62,535	117,909	-		180,444
Securities available for sale	325,724	9,814	14	b	335,552	38,128	-		373,680
Federal Home Loan Bank stock, at cost	13,280	672	-		13,952	2,326	-		16,278
Loans held for sale	56,065	-	-		56,065	976	-		57,041
Loans held for investment	2,196,085	176,635	(8,050)	c	2,364,670	418,005	(25,919)	o	2,756,756
Less: Allowance for loan losses	(52,397)	(3,577)	3,577	d	(52,397)	(12,278)	12,278	p	(52,397)
Net Loans	2,199,753	173,058	(4,473)		2,368,338	406,703	(13,641)		2,761,400
Servicing rights, net	11,573	815	363	e	12,751	1,972	812	q	15,535
Real estate owned, net	748	-	-		748	5,883	-		6,631
Premises and equipment, net	11,531	984	-		12,515	1,579	-		14,094
Bank owned life insurance investment	22,372	-	-		22,372	-	-		22,372
Deferred income tax asset, net	19,823	1,275	2,974	f	24,072	-	9,414	r	33,486
Goodwill	6,675	-	9,491	g	16,166	-	53,209	s	69,375
Other identifiable intangibles	827	-	725	h	1,552	-	3,845	t	5,397
Accrued interest receivable and other assets	72,308	1,140	(4)	i	73,444	3,874	(4,013)	u	73,305
Total assets	$2,832,515	$204,488	$(28,685)		$3,008,318	$592,617	$(781)		$3,600,154

Liabilities and Stockholders’ Equity:
Noninterest-bearing	$655,864	$40,364	$-		$696,228	$166,988	$-		$863,216
Interest-bearing	26,044	1,220	-		27,264	-	-		27,264
Money market accounts	580,833	36,546	-		617,379	180,195	-		797,574
Savings accounts	101,791	2,805	-		104,596	6,405	-		111,001
Certificates of deposits	889,085	81,524	669	j	971,278	154,131	645	v	1,126,054
Total deposits	2,253,617	162,459	669		2,416,745	507,719	645		2,925,109
Federal Home Loan Bank (FHLB) advances	120,000	10,000	357	k	130,357	-	-		130,357
Notes Payable, net	61,857	-	-		61,857	20,619	(10,945)	w	71,531
Reserve for loss reimbursements on sold loans	-	-	-		-	-	-		-
Accrued expenses and other liabilities	32,725	2,263	55	l	35,043	5,634	384	x	41,061
Total liabilities	2,468,199	174,722	1,081		2,644,002	533,972	(9,916)		3,168,058
Stockholders’ equity	364,316	29,766	(29,766)	m	364,316	58,645	9,135	y	432,096
Total liabilities and stockholders’ equity	$2,832,515	$204,488	$(28,685)		$3,008,318	$592,617	$(781)		$3,600,154

Unaudited pro forma combined condensed consolidated statement of operations

For the nine month period ended September 30, 2013

(In thousands of dollars except share and per share data)

									Pro Forma
		BankAsiana Merger			Pro Forma	Saehan Merger			Combined
			Pro Forma		Combined		Pro Forma		Wilshire,
	Wilshire	BankAsiana	Merger		Wilshire &	Saehan	Merger		BankAsiana,
	Historical	Historical	Adjustments		BankAsiana	Historical	Adjustments		& Saehan
Interest income:
Loans, including fees	$81,768	$7,516	$1,790	a	$91,074	$14,914	$4,775	j	$110,763
Securities and other	5,784	142	(3)	b	5,923	868	-		6,791
Total interest income	87,552	7,658	1,787		96,997	15,782	4,775		117,554

Interest expense:
Deposits	8,522	1,015	(376)	c	9,161	2,945	(866)	k	11,240
Borrowings	1,028	163	(97)	d	1,094	372	165	l	1,631
Total interest expense	9,550	1,178	(473)		10,255	3,317	(701)		12,871

Net interest income before provision for loan losses	78,002	6,480	2,260		86,742	12,465	5,476		104,683
Provision for loan losses	-	(492)	-		(492)	-	-		(492)
Net interest income after provision for loan losses	78,002	5,988	2,260		86,250	12,465	5,476		104,191

Non-interest income:
Customer service charges, fee and other	8,410	259	-		8,669	1,420	-		10,089
Loan servicing, net	3,866	51	-		3,917	513	-		4,430
Net gain on sale of loans and securities	9,450	1,263	-		10,713	1,413	-		12,126
Other	3,143	192	-		3,335	887	-		4,222
Total non-interest income	24,869	1,765	-		26,634	4,233	-		30,867

Non-interest expense
Salaries and benefits	27,183	2,418	-		29,601	8,352	-		37,953
Occupancy and equipment expense	6,139	890	-		7,029	2,927	-		9,956
OREO expense	(157)	-	-		(157)	88	-		(69)
Amortization of core deposit intangibles	210	-	42	e	252	-	575	m	827
Other	18,828	2,108	(787)	f	20,149	4,371	(925)	n	23,595
Total non-interest expense	52,203	5,416	(745)		56,874	15,738	(350)		72,262

Income before income taxes	50,668	2,337	3,005		56,010	960	5,826		62,796
Income tax expense	16,206	1,007	990	g	18,203	6	1,919	o	20,128
Net income	34,462	1,330	2,015		37,807	954	3,907		42,668

Preferred stock dividends and discount accretion	-	92	(92)	h	-	-	-		-
Net income available to common shareholders	$34,462	$1,238	$2,107		$37,807	$954	$3,907		$42,668

Basic earnings per share	$0.49	$0.56			$0.53	$0.00			$0.55
Diluted earnings per share	$0.48	$0.50			$0.53	$0.00			$0.54

Weighted average common shares outstanding - basic	70,992,117	2,200,000	(2,200,000)	i	70,992,117	237,197,874	(229,987,210)	p	78,202,781
Weighted average common shares outstanding - diluted	71,193,058	2,476,500	(2,476,500)	i	71,193,058	237,220,491	(230,009,827)	p	78,403,722

BASIS OF PRESENTATION

The unaudited pro forma combined condensed consolidated financial information and explanatory notes show the impact on the historical financial condition and results of operations of Wilshire resulting from the BankAsiana acquisition and Saehan acquisition under the acquisition method of accounting.  Under the acquisition method of accounting, the assets and liabilities of BankAsiana and Saehan were recorded by Wilshire at their respective fair values as of the date each transaction is completed.  The unaudited pro forma combined condensed consolidated statement of financial condition combines the historical financial information of Wilshire, BankAsiana and Saehan as of September 30, 2013, and assumes that the BankAsiana and Saehan mergers were completed on that date. The unaudited pro forma combined condensed consolidated statements of operations for the nine month period ended September 30, 2013 and gives effect to the pending BankAsiana and Saehan mergers as if both transactions had been completed on January 1, 2013.

Since the transactions are recorded using the acquisition method of accounting, all loans are recorded at fair value, including adjustments for credit quality, and no allowance for credit losses is carried over to Wilshire’s balance sheet.  In addition, certain nonrecurring costs associated with the pending BankAsiana and Saehan mergers such as potential severance, professional fees, legal fees and conversion-related expenditures are expensed as incurred and not reflected in the unaudited pro forma combined condensed consolidated statements of operations.

Wilshire expects to realize cost savings from the pending Saehan and BankAsiana mergers.  These cost savings are not reflected in the unaudited pro forma combined condensed consolidated financial information and there can be no assurance they will be achieved in the amount, manner or timing currently contemplated.

The following are notes to the Proforma Adjustments to the Balance Sheet:

a)	Adjustment for cash and cash equivalents
	To reflect use of cash to purchase BankAsiana	$(32,525)
	To reflect use of cash to redeem BankAsiana’s CDCI preferred equity	(5,250)
	Total cash outflow	$(37,775)

b)	Adjustment to securities
	To reflect estimated fair value at merger date based on current market rates for similar products.	$14

c)	Adjustment to loans, net of unearned income
	To reflect estimated fair value at merger date, calculated as a 4.6% discount to the BankAsiana loan balance. The adjustment to loans is related to credit, interest rates and other factors in the acquired loan portfolio.	$(8,050)

In accordance with GAAP, subsequent to the effective date of the merger, Wilshire will record the fair value difference pertaining to the market rate differential into interest income over the remaining term of the loan portfolio.

d)	Adjustment to allowance for loan and lease losses
	Since the acquired BankAsiana loans are recorded at fair value at the acquisition date, there is no carryover of the seller’s allowance for loan losses.	$3,577

e)	Adjustment to servicing rights, net
	To reflect estimated fair value at merger date based on current market rates for similar products.	$363

f)	Adjustment to deferred income tax asset, net
	To reflect tax effect on book fair value adjustments at merger date. This adjustment will turn as book fair value adjustments are accreted/amortized into income.	$2,974

g)	Adjustment to goodwill

Represents the recognition of goodwill resulting from the difference between the net fair value of the acquired assets and assumed liabilities and the value of the consideration paid to BankAsiana shareholders. The excess of the value of the consideration paid over the fair value of net assets acquired was recorded as goodwill and can be summarized as follows :

	Cash consideration to BankAsiana shareholders and option holders	$32,525
	Carrying value of BankAsiana net assets attributable to common shareholders at September 30, 2013 (excludes $5.25 million CDCI preferred stock)	$24,516

	Fair value adjustments (debit/credit):
	Securities	$14
	Loans, net	(4,473)
	Servicing rights	363
	Core deposit intangible, net	725
	Certificates of deposit	(669)
	FHLB advances	(357)
	Lease intangibles and deferred rent	(55)
	Income tax receivables/payables adjustment	(4)
	Deferred tax effect of adjustments	2,974
	Total fair value adjustments	$(1,482)
	Fair Value of Acquired Assets on September 30, 2013	$23,034
	Excess of consideration paid over fair value of net assets acquired—(Goodwill)	$9,491

h)	Adjustment to core deposit intangible, net
	To record the estimated fair value of acquired identifiable intangible assets, calculated as 0.8% of BankAsiana’s core deposits. Core deposits were identified as the demand, savings, and money market accounts. The estimated 13 year life was validated through review of the core deposit intangible lives utilized by our industry peers.	$725

i)	Adjustment to income tax receivables/payables
	To reflect income tax receivables/payables from/to federal and state authorities as of the merger date.	$(4)

j)	Adjustment to certificates of deposits
	To reflect estimated fair value at merger date based on current market rates for similar products. This adjustment will be amortized into income over the weighted average lives of the certificates of deposits.	$669

k)	Adjustment to FHLB advances
	To reflect estimated fair value at merger date based on current market rates for similar products. This adjustment will be amortized into income over the weighted average life of the FHLB advances.	$357

l)	Adjustment to other liabilities
	To reflect estimated fair value of lease contracts at merger date based on current market rates for similar leases. This adjustment will be amortized into income over the life of the applicable lease contracts.	$55

m)	Adjustment to Equity
	To eliminate BankAsiana historical common equity	$(24,516)
	To reflect the repayment of BankAsiana’s CDCI preferred equity	(5,250)
		$(29,766)
n)	Adjustment for cash and cash equivalents
	To reflect use of cash to purchase Saehan	$(50,407)

o)	Adjustment to loans, net of unearned income
	To reflect estimated fair value at merger date, calculated as a 6.2% discount to the Saehan loan balance. The adjustment to loans is related to credit, interest rates and other factors in the acquired loan portfolio.	$(25,919)

In accordance with GAAP, subsequent to the effective date of the merger, Wilshire will record the fair value difference pertaining to the market rate differential into interest income over the remaining term of the loan portfolio,

p)	Adjustment to allowance for loan and lease losses
	Since the acquired Saehan loans are recorded at fair value at the acquisition date, there is no carryover of the seller’s allowance for loan losses.	$12,278

q)	Adjustment to servicing rights, net
	To reflect estimated fair value at merger date based on current market rates for similar products.	$812

r)	Adjustment to deferred income tax asset, net
	Prior to the merger, the deferred tax asset was recorded at zero due to Saehan’s uncertainty regarding the realization of the deferred tax asset. This adjustment is to record the deferred tax asset from Saehan that the Company believes it can realize as of the merger date. This adjustment also reflects tax effect on book fair value adjustments at merger date. This adjustment will turn as book fair value adjustments are accreted/ amortized into income.	$9,414

s)	Adjustment to goodwill

Represents the recognition of goodwill resulting from the difference between the net fair value of the acquired assets and assumed liabilities and the value of the consideration paid to Saehan shareholders. The excess of the value of the consideration paid over the fair value of net assets acquired was recorded as goodwill and can be summarized as follows :

	Wilshire shares issued to Saehan shareholders	7,210,664
	Value of stock consideration paid to Saehan shareholders at acquisition ($9.40)	$67,780

	Cash consideration to Saehan shareholders and option holders	$50,407
	Total pro forma consideration paid	$118,187
	Carrying value of Saehan’s net assets attributable to common shareholders at September 30, 2013	$58,645

	Fair value adjustments (debit/credit):
	Loans, net	$(13,641)
	Servicing rights	812
	Core deposit intangible, net	3,845
	Certificates of deposit	(645)
	Trust preferreds	10,945
	Lease intangibles	(384)
	Income tax receivables/payables adjustment	(4,013)
	Deferred tax effect of adjustments	9,414
	Total fair value adjustments	$6,333
	Fair Value of Acquired Assets on September 30, 2013	$64,978
	Excess of consideration paid over fair value of net assets acquired—(Goodwill)	$53,209

t)	Adjustment to core deposit intangible, net
	To record the estimated fair value of acquired identifiable intangible assets, calculated as 1.01% of Saehan’s core deposits. Core deposits were identified as the demand, savings, and money market accounts. The estimated 9 year life was validated through review of the core deposit intangible lives utilized by our industry peers.	$3,845

u)	Adjustment to income tax receivables/payables
	To reflect income tax receivables/payables from/to federal and state authorities as of the merger date.	$(4,013)

v)	Adjustment to certificates of deposits
	To reflect estimated fair value at merger date based on current market rates for similar products. This adjustment will be amortized into income over the weighted average lives of the certificates of deposits.	$645

w)	Adjustment to trust preferreds
	To reflect estimated fair value at merger date based on current market rates for similar products. This adjustment will be amortized into income over the weighted average life of the trust preferreds.	$(10,945)

x)	Adjustment to other liabilities
	To reflect estimated fair value of lease contracts at merger date based on current market rates for similar leases. This adjustment will be amortized into income over the life of the applicable lease contracts.	$384

y)	Adjustment to equity
	To eliminate Saehan historical common equity	$(58,645)
	To reflect the issuance of Wilshire stock to Saehan shareholders	67,780
		$9,135

The following are notes to the Proforma Adjustments to the Income Statement:

a)	Adjustment to loan interest income
	To reflect accretion of the loan discount resulting from the loan fair value pro forma adjustment based on weighted average remaining life of loans. This adjustment will be accreted into income over the weighted average lives of the loans.	$1,790

b)	Adjustment to securities interest income
	To reflect amortization of the securities premium resulting from the securities fair value pro forma adjustment based on weighted average remaining life. This adjustment will be amortized into income over the weighted average lives of the securities.	$(3)

c)	Adjustment to deposit interest expense
	To reflect amortization of time deposit premium resulting from the time deposit fair value pro forma adjustment based on weighted average life of time deposits.	$(376)

d)	Adjustment to borrowings interest expense
	To reflect amortization of a FHLB advances premium resulting from the advances fair value pro forma adjustment based on weighted average life of time of the FHLB advances.	$(97)

e)	Adjustment to amortization of intangibles
	To reflect amortization of acquired intangible assets based on amortization period of 13 years and using the straight line method of amortization.	$42

f)	Adjustment to non-interest expense
	To remove direct, incremental costs of the merger incurred by Wilshire and BankAsiana.	$(745)
	Amortization of unfavorable leasehold interests.	(42)
		$(787)

g)	Adjustment to income tax provision
	To reflect the income tax effect of pro forma adjustments at Wilshire’s estimated effective tax rate of 32.93%.	$990

h)	Adjustment to preferred dividend
	To reflect the elimination of the BankAsiana preferred dividend associated with the repayment of BankAsiana’s CDCI preferred equity.	$(92)

i)	Adjustment to weighted average number of common shares and diluted common shares
	Shares issued by Wilshire to BankAsiana Shareholders	-
	Removal of BankAsiana weighted average number of common shares	(2,200,000)
	Adjustment to weighted average number of common shares	(2,200,000)

	Shares issued by Wilshire to BankAsiana Shareholders	-
	Removal of BankAsiana weighted average number of diluted common shares	(2,476,500)
	Adjustment to weighted average number of diluted common shares	(2,476,500)

j)	Adjustment to loan interest income
	To reflect accretion of the loan discount resulting from the loan fair value pro forma adjustment based on weighted average remaining life of loans. This adjustment will be accreted into income over the weighted average lives of the loans.	$4,775

k)	Adjustment to deposit interest expense
	To reflect amortization of time deposit premium resulting from the time deposit fair value pro forma adjustment based on weighted average life of time deposits.	$(866)

l)	Adjustment to trust preferred interest expense
	To reflect amortization of a trust preferred discount resulting from the trust preferred fair value pro forma adjustment based on weighted average life of time trust preferred being twenty years.	$165

m)	Adjustment to amortization of intangibles
	To reflect accretion of acquired intangible assets based on amortization period of 9 years and using the straight line method of amortization.	$575

n)	Adjustment to non-interest expense
	To remove direct, incremental costs of the merger incurred by Wilshire and Saehan	$(850)
	Amortization of unfavorable leasehold interests.	(75)
		$(925)

o)	Adjustment to income tax provision
	To reflect the income tax effect of pro forma adjustments at Wilshire’s estimated effective tax rate of 32.93%.	$1,919

p)	Adjustment to weighted average number of common shares and diluted common shares
	Shares issued by Wilshire to BankAsiana Shareholders	7,210,664
	Removal of BankAsiana weighted average number of common shares	(237,197,874)
	Adjustment to weighted average number of common shares	(229,987,210)

	Shares issued by Wilshire to BankAsiana Shareholders	7,210,664
	Removal of BankAsiana weighted average number of diluted common shares	(237,220,491)
	Adjustment to weighted average number of diluted common shares	(230,009,827)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILSHIRE BANCORP, INC.

Date: February 5, 2014	By:	/s/ Alex Ko
Alex Ko, Executive Vice President, Chief Financial Officer